Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 8, 2013 (this “Amendment”), to that certain CREDIT AGREEMENT, dated as of June 19, 2012 (as amended by that certain Amendment No. 1 dated as of January 15, 2013 and effective as of January 16, 2013 and as further amended, supplemented, or modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each a “Borrower” and, collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” and an Issuing Bank under the Credit Agreement (each a “Lender, together with the Technical Agent, the Administrative Agent, and the Collateral Agent, collectively, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.

(a)                                 The definitions of “Acquisition Revolving Commitment,” “Issuance Cap,” “Issuing Bank,” “Maximum Commitment,” “Qualified Obligation Aggregate Cap,” “Total Acquisition Revolving Commitment,” “Total Commitment,” “Total Working Capital Revolving Commitment,” and “Working Capital Revolving Commitment,” as set forth in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(i)                                      The last sentence of the definition of “Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Acquisition Revolving Lenders’ Acquisition Revolving Commitments as of the Amendment No. 2 Effective Date is $725,000,000.”

(ii)                                   The below shall be added as an additional row in the table appearing at the end of the definition of “Issuance Cap”:

Bank of America, NA	$200,000,000

(iii)                                The definition of “Issuing Bank” is hereby deleted in its entirety and replaced with the following:

“‘Issuing Bank’ means each of Deutsche Bank AG, New York Branch, BNP Paribas, New York Branch, Bank of America, N.A., and upon designation by the Parent each such additional Lender that agrees to act in such capacity (so long as each such Person remains a Working Capital Revolving Lender), in its respective capacity as an issuer of any Letter of Credit pursuant to this Agreement.  With respect to any Letter of Credit, “Issuing Bank” shall mean the applicable issuer thereof.”

(iv)                               The definition of “Maximum Commitment” is hereby deleted in its entirety and replaced with the following:

“‘Maximum Commitment’ means $1,050,000,000.”

(v)                                  The definition of “Qualified Obligation Aggregate Cap” is hereby amended by deleting the phrase “$50,000,000” as it appears at the beginning of such defined term and inserting in lieu thereof the phrase “$100,000,000”.

(vi) The last sentence of the definition of “Total Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 2 Effective Date, the Total Acquisition Revolving Commitment is $725,000,000.”

(vii)                            The last sentence of the definition of “Total Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 2 Effective Date, the Total Commitment is $1,050,000,000.”

(viii)                         The last sentence of the definition of “Total Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 2 Effective Date, the Total Working Capital Revolving Commitment is $325,000,000.”

(ix)                               The last sentence of the definition of “Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Working Capital Revolving Lenders’ Working Capital Revolving Commitments as of the Amendment No. 2 Effective Date is $325,000,000.”

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(b)                                  The below terms shall be added as new definitions in their respective alphabetical order in the Credit Agreement:

“‘Amendment No. 2 Effective Date’ means May 8, 2013.”

3.                                      Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clause (D) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No. 2 Effective Date until the Termination Date shall not exceed $0”

4.                                      Amendment to Schedule 1.1A of the Credit Agreement (Revolving Credit Commitments).  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 1.1A attached hereto as Exhibit I.

5.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, the Borrowers (by delivery of their respective counterparts to this Amendment) hereby (i) represent and warrant to the Lenders that the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date), and (ii) certify that no Default or Event of Default has occurred and is continuing under the Credit Agreement or will result from the making of this Amendment.

6.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received this Amendment and the Second Amendment to the Intercreditor Agreement, each executed and delivered by a duly authorized officer of each Credit Party party to such amendment, in form and substance satisfactory to the Technical Agent; and

(b)                                 Amended Notes.  Each Lender that has requested amended Notes to reflect its revised Commitments under the Credit Agreement, shall have received such requested Notes duly executed by the parties thereto and in form and substance satisfactory to it; and

(c)                                  Fees and Expenses.  The Borrowers shall, upon demand, pay to the Administrative Agent the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

7.                                      Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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8.                                      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

9.                                      Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

10.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

11.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

12.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

NGL ENERGY OPERATING LLC,
NGL SUPPLY, LLC,
HICKSGAS, LLC,
NGL SUPPLY RETAIL, LLC,
NGL SUPPLY WHOLESALE, LLC,
NGL SUPPLY TERMINAL COMPANY, LLC,
OSTERMAN PROPANE, LLC,
NGL-NE REAL ESTATE, LLC,
NGL-MA REAL ESTATE, LLC,
NGL-MA, LLC,

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Senior Vice President Finance & Treasurer

HIGH SIERRA ENERGY LP,
GREENSBURG OILFIELD, LLC,
ANTICLINE DISPOSAL, LLC,
HIGH SIERRA SERTCO, LLC,
HIGH SIERRA ENERGY MARKETING, LLC,
CENTENNIAL ENERGY, LLC,
CENTENNIAL GAS LIQUIDS ULC,
HIGH SIERRA TRANSPORTATION, LLC,
HIGH SIERRA CRUDE OIL & MARKETING, LLC,
HIGH SIERRA WATER SERVICES, LLC,
ANDREWS OIL BUYERS, INC.,
THIRD COAST TOWING, LLC
HIGH SIERRA WATER-EAGLE FORD, LLC
PETRO SOURCE TERMINALS, LLC
PECOS GATHERING & MARKETING, LLC
BLACK HAWK GATHERING, L.L.C.
MIDSTREAM OPERATIONS L.L.C.
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA WATER HOLDINGS, LLC

By:	/s/ James J. Burke
Name: James J. Burke
Title: Chief Executive Officer & President

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC,

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Senior Vice President Finance & Treasurer

GUARANTORS:

NGL ENERGY PARTNERS LP

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Senior Vice President Finance & Treasurer

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Melissa Sadler
Name: Melissa Sadler
Title: Vice President

By:	/s/ Renee Cummins
Name: Renee Cummins
Title: Associate

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Juan J. Mejia
	Name:	Juan J. Mejia
	Title:	Director

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorize Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Richard J. Wernli
	Name:	Richard J. Wernli
	Title:	Managing Director

By:	/s/ Keith Cox
	Name:	Keith Cox
	Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
	Name:	Christopher Hermann
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Stuart Gibson
	Name:	Stuart Gibson
	Title:	Authorized Signatory

BMO HARRIS BANK, N.A,
as a Lender

By:	/s/ ILLEGIBLE SIGNATURE
Name:
Title:

THE F&M BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Julie B. Smith
	Name:	Julie B. Smith
	Title:	Senior Vice President

RAYMOND JAMES BANK, N.A.,
as a Lender

	By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Urvashl Zutshl
Name: Urvashl Zutshl
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

BOKF, NA d/b/a BANK OF OKLAHOMA,
as a Lender

By:	/s/ J. Nick Cooper
Name: J. Nick Cooper
Title: V.P.

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Sifar
Name: Lana Sifar
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
Name: Kevin Donaldson
Title: Senior Vice President

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ C.T. Young
Name: C.T. Young
Title: Senior Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

MAQUARIE BANK LIMITED,
as a Lender

By:	/s/ Stephen Bower
Name: Stephen Bower
Title: Associate Director

By:	/s/ Byron den Hertog
Name: Byron den Hertog
Title: Division Director

HSBC BANK USA, NA,
as a Lender

By:	/s/ ILLEGIBLE SIGNATURE
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President